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                                                                Exhibit 23




Report of Independent Public Accounts


As independent public accountants, we hereby consent to the incorporation of our Auditors Report included in F&M Bancorp's Form 10-K for the year ended December 31, 1999, into F&M Bancorp's previously filed Registration Statements on Form S-8 (File Nos. 33-39941, 002-88390, 333-93815, 333-16709,
333-68437, 333-02433, 333-76669) and Form S-3 (File No. 33-39940).

                                       /s/ Arthur Andersen LLP

Vienna Virginia
March 17, 2000